UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2014

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 979-2012

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

This Amendment No. 1 to the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on May 2, 2014 (the “Original Filing”), is being filed by WPX Energy, Inc. (together with its subsidiaries, the “Company”) to clarify that (1) following Richard E. Muncrief’s appointment as President and Chief Executive Officer of the Company on May 15, 2014, James J. Bender shall continue as an employee of the Company as Senior Vice President – Special Projects, until his anticipated separation from the Company in July 2014, and (2) consistent with the terms of the Performance-Based Restricted Stock Unit Inducement Award Agreement between the Company and Mr. Muncrief, dated as of May 15, 2014 (the “Agreement”), half of the shares of Common Stock subject to the Agreement will vest if, at any time between the Effective Date and the third anniversary of the Effective Date, the Closing Price of the Common Stock is equal to or exceeds 115% of $21.01 for twenty consecutive trading days. The remaining shares of Common Stock subject to the Agreement will vest if, at any time during the Performance Period, the Closing Price equals or exceeds 130% of $21.01 for twenty consecutive trading days. Vested shares of Common Stock for performance-based restricted stock units, if any, will be issued to Mr. Muncrief no earlier than the second anniversary of the Effective Date, and any such issuance is contingent on his remaining an active employee through such date.

Defined terms in this Amendment No. 1 that are not otherwise defined have the meanings ascribed to them in the Original Filing. The foregoing summary of the terms of the Agreement is qualified in its entirety by reference to the text of the Agreement included in this Current Report as Exhibit 10.1 and incorporated herein in its entirety.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Form of Performance-Based Restricted Stock Unit Inducement Award Agreement between WPX Energy, Inc. and Richard E. Muncrief (incorporated by reference to Exhibit 10.6 to WPX Energy, Inc.’s Current Report on Form 8-K (File No. 001-35322) filed with the SEC on May 2, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX ENERGY, INC.

By:	/s/ Stephen E. Brilz
Stephen E. Brilz Vice President and Secretary

DATED: May 15, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance-Based Restricted Stock Unit Inducement Award Agreement between WPX Energy, Inc. and Richard E. Muncrief (incorporated by reference to Exhibit 10.6 to WPX Energy, Inc.’s Current Report on Form 8-K (File No. 001-35322) filed with the SEC on May 2, 2014).